                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                              CCFNB Bancorp, Inc.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

NOTICE OF 2007
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

                                                     Wednesday, May 2, 2007
                                                     10:30 A.M.
                                                     The Danville Elks
                                                     Located on Route 11 between
                                                     Bloomsburg and Danville
                                                     Pennsylvania

                                                                  March 30, 2007

Dear CCFNB Stockholder:

You are cordially invited to join us at the 2007 Annual Meeting of Stockholders of CCFNB Bancorp, Inc. (the "Corporation") at the Danville Elks located on Route 11 between Bloomsburg and Danville, Pennsylvania on Wednesday, May 2, 2007 at 10:30 A.M.

Enclosed with this Proxy Statement are your voting instructions and the 2006 Annual Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for most stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to submit any questions you may have prior to the annual meeting to allow us time to gather information to adequately answer your questions at the meeting. We also encourage you to visit our website at www.ccfnb.com for up-to-the-moment news about the Corporation. As an alternative, you may call for current news releases via our facsimile on demand service at (570) 387-4017.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the enclosed card to vote your shares. Please complete, sign, date and return the enclosed proxy card in the postage pre-paid envelope.

I would like to take this opportunity to remind you that your vote is important.

                                        Sincerely,


                                        Lance O. Diehl
                                        President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:  May 2, 2007
TIME:  10:30 A.M.
PLACE: The Danville Elks
       Located on Route 11 between
       Bloomsburg and Danville, PA

MATTERS TO BE VOTED UPON:

1.   Election of three Class 2 directors to hold office for a three-year term;
     and

2.   Any other matters that may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF CLASS 2 DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

Stockholders who are holders of record of the Common Stock at the close of business on March 21, 2007, will be entitled to vote at the meeting.

IF YOU PLAN TO ATTEND:
Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY CARD, AND THEN VOTE BY FILLING OUT, SIGNING AND DATING THE PROXY CARD AND RETURNING IT BY MAIL IN THE POSTAGE PRE-PAID ENVELOPE.


LANCE O. DIEHL                          Bloomsburg, Pennsylvania
President                               March 30, 2007

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
QUESTIONS AND ANSWERS................................................       2
CORPORATE GOVERNANCE.................................................       4
   NOMINATION PROCESS................................................       4
   CODE OF CONDUCT AND ETHICS........................................       4
   HOW TO CONTACT OUR DIRECTORS......................................       5
STOCK OWNERSHIP......................................................       5
   STOCK OWNED BY DIRECTORS AND NAMED EXECUTIVE OFFICERS.............       5
   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........       5
BOARD OF DIRECTORS...................................................       5
   - ELECTION OF DIRECTORS...........................................       6
   COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION...........       7
   COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK..................       7
   DIRECTORS' COMPENSATION...........................................       8
EXECUTIVE COMPENSATION...............................................       9
   COMMITTEE REPORT ON EXECUTIVE COMPENSATION........................       9
   COMPENSATION DISCUSSION AND ANALYSIS..............................      11
   SUMMARY COMPENSATION TABLES.......................................      14
   DEFERRED COMPENSATION AGREEMENTS..................................      16
   RETIREMENT PLANS..................................................      17
   CERTAIN TRANSACTIONS AND RELATIONSHIPS............................      18
AUDIT COMMITTEE REPORT...............................................      18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........................      19
   FEES PAID TO J. H. WILLIAMS & CO., LLP............................      19
   AUDIT COMMITTEE PROCEDURES........................................      20
OTHER INFORMATION....................................................      20
   NO SIGNIFICANT LEGAL PROCEEDINGS..................................      20
   OTHER PROPOSED ACTION.............................................      20
   STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING.....................      20
   ADDITIONAL AVAILABLE INFORMATION..................................      20
APPENDIX A - CODE OF CONDUCT AND ETHICS..............................      21
APPENDIX B - AUDIT COMMITTEE CHARTER.................................      26

----------
-    Matter to be voted upon.

                              QUESTIONS AND ANSWERS

Q:   WHO IS SOLICITING MY VOTE?

A: The board of directors of CCFNB Bancorp, Inc. is soliciting your vote at the 2007 annual meeting of its stockholders.

Q:   WHAT AM I VOTING ON?

A: One proposal. The item numbers below refer to item numbers on the proxy card.

          Item 1. Election of three Class 2 directors

Q:   WHO CAN VOTE?

A: All stockholders of record at the close of business on March 21, 2007 are entitled to vote. Holders of the Corporation's Common Stock are entitled to one vote per share. Fractional shares, such as those in the dividend reinvestment plan, may not be voted.

Q:   HOW DO I VOTE FOR DIRECTORS?

A: Each share is entitled to cast one vote for each nominee. For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.

Q:   HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS?

A:   Directors are elected by a plurality of the votes cast.

Q:   WHO CAN ATTEND THE MEETING?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Please indicate your wish to attend on the proxy card. Everyone must check in at the registration desk at the meeting.

Q:   HOW DO I VOTE?

A: Complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope unless other voting opportunities are made available through your broker. By voting, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions.

Q:   WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?

A: If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for Director (Item 1). If you "withhold" your vote for any of the nominees, this will be counted as a vote AGAINST that nominee.

Q:   WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. If your shares are held in street name through a broker, any changes need to be made through them. Your last vote will be the vote that is counted.

Q:   HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A: As of the record date, March 21, 2007, the Corporation had 1,238,221 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,238,221 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q: DOES ANY SINGLE STOCKHOLDER CONTROL AS MUCH AS 5% OF OUR SHARES OF COMMON STOCK?

A:   No.

Q:   IS MY VOTE CONFIDENTIAL?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Corporation and its stockholders. Generally, only the judges of election and the employees of American Stock Transfer & Trust Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

Q:   HOW ARE MY VOTES COUNTED?

A: You may either vote for or withhold authority to vote for each nominee for the board. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

Q:   WHO WILL COUNT THE VOTES?

A: Employees of American Stock Transfer & Trust Company will tabulate the votes prior to the meeting, and the judges of election will tabulate all votes cast at the annual meeting as well as those votes previously tabulated by American Stock Transfer.

Q:   WHAT SHARES ARE INCLUDED IN THE PROXY CARD?

A: The shares listed on your card sent by the Corporation represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate card or cards from your broker if you hold shares in "street" name.

Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449.

Q:   WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

A. Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Q:   HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Corporation has retained American Stock Transfer & Trust Company to solicit and tabulate proxies from stockholders at an estimated fee of $750.00, plus expenses. (Note that this fee does not include the costs of printing and mailing the proxy statements.) Some of the officers and other employees of the Corporation also may solicit proxies personally, by telephone and by mail. The Corporation will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

Q:   WHOM CAN I CALL WITH ANY QUESTIONS?

A: You may call American Stock Transfer & Trust Company at 1-800-937-5449 or visit their website: http://www.amstock.com.

                              CORPORATE GOVERNANCE

                               NOMINATION PROCESS

All the independent members of our Board of Directors act as our nomination committee. Messrs. Diehl and Reichart do not participate in this function. All of the other directors meet the independence standards as set forth in Rule 4200(a)(15) of the listing standards for The NASDAQ Stock Market. The principal duties of the nomination committee are:

     -    Evaluation and selection of nominees for the Board of Directors;

     -    Consideration of qualifications for committee membership;

     -    Recommendations for revisions to our Code of Conduct and Ethics; and

     -    Evaluation of the Board of Directors and its committees.

Whenever a stockholder nominates a person for director or a vacancy occurs, the nomination committee uses the following criteria in making a decision:

     -    Backgrounds and experiences of current directors;

     -    Specific knowledge and experience of a candidate;

     - Specific knowledge-based need, for example, do we need a director with knowledge of the commercial real estate industry?;

     -    Diversified geographies in which our directors live and work;

     -    Number of Board seats - we want an odd number of seats;

     - Whether a candidate has the time available to fully participate in the responsibilities of the Board and its committees; and

     - Whether a candidate holds at least $1,000 in market value of our common stock.

The nomination committee tries to reach a unanimous consensus on a nominee for director.

If a stockholder desires to nominate a person for director, the stockholder must comply with our bylaws and mail the required information for the candidate to CCFNB Bancorp, Inc. c/o Nomination Committee, 232 East Street, Bloomsburg, PA 17815. The nomination committee has not adopted a written charter.

The independent directors of the Corporation who meet the independence requirements under appropriate rules of The NASDAQ Stock Market, the Securities and Exchange Commission ("SEC") and applicable bank regulatory agencies, will perform the functions of a nominating and corporate governance committee. The following directors participate in the consideration of director nominations:

                                        Robert M. Brewington, Jr.
                                        Edward L. Campbell
                                        Frank D. Gehrig
                                        Elwood R. Harding, Jr.
                                        Willard H. Kile, Jr.
                                        Charles E. Long
                                        W. Bruce McMichael, Jr.

                           CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics governing the principal executive officers of the Corporation, the bank and all indirect subsidiaries. This Code of Conduct and Ethics governs the activities of not only our principal executive officers, but also our employees, agents and representatives and establishes guidelines for professional conduct in the workplace. Pursuant to the Sarbanes-Oxley Act of 2002, this Code of Conduct and Ethics contains a provision for a person to report an actual or apparent violation of this code as well as a complaint regarding our accounting or auditing matters to the Audit Committee without fear of dismissal or retaliation of any kind. All reports or complaints under this Whistleblower provision are also kept in confidence. A copy of this Code of Conduct and Ethics is attached to this proxy statement at Appendix A and is also available on our website at www.ccfnb.com.

                          HOW TO CONTACT OUR DIRECTORS

Stockholders who are interested in communicating with our independent directors can do so by writing a letter to that independent director, c/o CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815.

                                 STOCK OWNERSHIP

              STOCK OWNED BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the named executive officers and directors as of February 28, 2007. The aggregate number of shares owned by all directors, principal financial officer and named executive officers is 4.95%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

NAME OF INDIVIDUAL                        AMOUNT AND NATURE OF     PERCENT
OF IDENTITY OF GROUP                    BENEFICIAL OWNERSHIP(1)   OF CLASS
--------------------                    -----------------------   --------
Robert M. Brewington, Jr.                       9,272.413             --
Edward L. Campbell                              7,637.008             --
Lance O. Diehl                                  1,946.077             --
Frank D. Gehrig                                 2,310.897
Elwood R. Harding, Jr.                         15,719.310           1.27%
Willard H. Kile, Jr.                            6,164.197             --
Virginia D. Kocher                                391.000             --
Charles E. Long                                 6,700.386             --
W. Bruce McMichael, Jr.                         1,629.000             --
Paul E. Reichart                                8,880.000             --
Jacob S. Trump                                    266.956             --
Edwin A. Wenner                                   325.000             --
All Officers and Directors as a group
   (9 directors, 3 nominees, 7 named
   officers, 12 persons in total) (2)          61,242.244           4.95%

(1) Includes shares held (a) directly, (b) jointly with a spouse, (c) individually by spouse, (d) by the transfer agent in the Corporation's dividend reinvestment account, (e) in the 401(k) plan, and (f) in various trusts.

(2)  7 named officers include: Paul E. Reichart, Chairman of the Board; Elwood
     R. Harding, Jr., Vice-Chairman of the Board, Edward L. Campbell, Secretary of the Board; Lance O. Diehl, President and Chief Executive Officer; Edwin
     A. Wenner, Chief Operating Officer and Executive Vice President; Jacob S. Trump, Senior Vice President and Financial Planning Officer and Virginia D. Kocher, Treasurer and Principal Financial Officer. Messrs. Wenner and Trump and Ms. Kocher are not Directors of the Corporation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934.

We have reviewed the reports and written representations from the named executive officers and directors. The Corporation believes that all filing requirements were met during 2006.

                               BOARD OF DIRECTORS

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

                              ELECTION OF DIRECTORS
                              Item 1 on Proxy Card

The Corporation has nine directors who are divided into three classes: three directors are in Class 1; three directors are in Class 2; and three directors are in Class 3. Each director holds office for a three-year term. The terms of the classes are staggered, so that the term of office of one class expires each year.

At this meeting, the stockholders elect three Class 2 directors. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the three nominees for Class 2 director. All of the nominees are recommended by the Board of Directors:

                                        Lance O. Diehl
                                        W. Bruce McMichael, Jr.
                                        Paul E. Reichart

All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees should be unable to act as a director. However, if any director is unable to stand for re-election, the Board of Directors will designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

The following information includes the age of each nominee and current director as of the date of the meeting. All directors of the Corporation are also directors of the bank.

CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2008

     ROBERT M. BREWINGTON, JR., 56

     Director since 1996. Owner of Sutliff Motors and Brewington Transportation and a part owner of J&B Honda (sales and service of cars and trucks; school bus contractor, sales of motorcycles and ATVs). Mr. Brewington is the brother of Sally Tucker, the bank's Marketing Director.

     WILLARD H. KILE, JR., D.M.D., 52

     Director since 2000. Partner of Kile & Robinson LLC (dentists); Partner of Kile & Kile Real Estate. Mr. Kile is a first cousin to Lance O. Diehl, our President and Chief Executive Officer.

     CHARLES E. LONG, 71

     Director since 1993. Retired. Former President of Long Supply Co., Inc. (a wholesaler and retailer of hardware and masonry products).

CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2007 AND NOMINEES FOR CLASS 2 DIRECTORS WHOSE TERM WILL EXPIRE IN 2010

     LANCE O. DIEHL, 41

     Director since 2003. President and Chief Executive Officer of the Corporation and the bank. Former Executive Vice President of Branch Operations and Marketing of the bank. Mr. Diehl is a first cousin to Mr. Kile, a director.

     W. BRUCE MCMICHAEL, 47

     Director since 2006. Licensed Funeral Director; President, McMichael Funeral Home, Inc.

     PAUL E. REICHART, 69

     Director since 1983. Chairman and former Vice Chairman of the Corporation and the bank. Former President and Chief Executive Officer of the Corporation and the bank.

CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2009

     EDWARD L. CAMPBELL, 68

     Director since 1985. Secretary of the Corporation and the bank. President of ELC Enterprises, Inc. and a partner of Heritage Acres, Evergreens.

     FRANK D. GEHRIG, 61

     Director since 2004. Partner in Accounting Firm of Brewer, Gehrig & Johnson, Certified Public Accountants.

     ELWOOD R. HARDING, JR., 60

     Director since 1984. Vice Chairman of the Corporation and the bank. Attorney at law and President of Premier Real Estate Settlement Services, Inc. (title insurance).

NUMBER OF MEETINGS

During 2006, the Corporation's Board of Directors held 13 meetings and the bank's Board of Directors held 23 meetings. All of the Corporation's directors attended 75% or more of all Board of Directors and Committee meetings of the Corporation and the bank during 2006.

             COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION

The Audit Committee of the Corporation is composed of the same members as the Audit Committee of the bank. See, discussion under the caption: "Audit Committee Report". The Audit Committee serves as the Qualified Legal Compliance Committee of the Corporation for purposes of Rule 205 of the SEC.

The Corporation has no other standing committees. The bank's Human Resource Committee performs the functions for a compensation committee of the Corporation. See, the caption: "Committee Report on Executive Compensation".

                COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK

                                                              LONG
                             BOARD OF                         RANGE        CREDIT         HUMAN              ASSET-
NAME                        DIRECTORS   EXECUTIVE   AUDIT   PLANNING   ADMINISTRATION   RESOURCE   TRUST   LIABILITY
----                        ---------   ---------   -----   --------   --------------   --------   -----   ---------
Robert M. Brewington, Jr.     [X]                   [X]      [X]                                             [X](1)
Edward L. Campbell            [X]         [X]                                            [X](1)    [X]       [X]
Lance O. Diehl                [X]         [X]                [X]           [X]           [X]       [X]       [X]
Frank D. Gehrig               [X]                   [X]                    [X](1)
Elwood R. Harding, Jr.        [X]         [X]                [X]                                   [X](1)    [X]
Willard H. Kile, Jr.          [X]                   [X](1)                 [X]
Charles E. Long               [X]                   [X]      [X](1)                      [X]                 [X]
W. Bruce McMichael, Jr.       [X]                                          [X]                     [X]
Paul E. Reichart              [X](1)      [X](1)             [X]           [X]           [X]       [X]       [X]

(1)  Chairman.

EXECUTIVE COMMITTEE

The Executive Committee reviews the operations of the Board of Directors with respect to directors' fees and frequency of Board of Directors' meetings as well as the Corporation's capital structure, stock position and earnings. In addition, the Executive Committee analyzes other management issues and periodically makes recommendations to the Board of Directors based on its findings.

AUDIT COMMITTEE

The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See "Audit Committee Report".

LONG RANGE PLANNING COMMITTEE

This committee studies the future growth, capital development and corporate structure of the Corporation.

CREDIT ADMINISTRATION COMMITTEE

This committee reviews all new loans, past due loans, loan compliance, loan review and other pertinent matters.

HUMAN RESOURCE COMMITTEE

This committee recommends to the Board of Directors the amount to be considered for contribution to the profit sharing/401K plan and reviews the proposed salary increases of the officers, before they are presented to the Board of Directors for approval. See "Committee Report on Executive Compensation".

TRUST COMMITTEE

This committee is responsible for the oversight of the Trust Department, including the Trust Department investments and operations. Additionally, the committee oversees our third party brokerage firm.

ASSET-LIABILITY COMMITTEE

This committee reviews asset-liability positions and provides support and direction in managing net interest margins and liquidity.

                           DIRECTORS' COMPENSATION (7)

                                                                         Interest
                                                                        Earned on
                                                                         Deferred
                                                                        Director's
                         Fees                                         Fee Plans and
                        Earned                         Non-Equity      Nonqualified
                       Or Paid    Stock     Option   Incentive Plan      Deferred       All Other
                       in Cash    Awards    Awards    Compensation     Compensation   Compensation
Name                     ($)     ($) (1)   ($) (2)       ($)(3)        Earnings ($)      ($) (6)     Total ($)
----                   -------   -------   -------   --------------   -------------   ------------   ---------
Robert M.
   Brewington, Jr.      13,400      0         0             0            1,632(4)          N/A         15,032
Edward L.
   Campbell             14,625      0         0             0                0             N/A         14,625
Frank D. Gehrig         13,675      0         0             0                0             N/A         13,675
Elwood R.
   Harding, Jr.         13,400      0         0             0           12,128(5)          N/A         25,528
Willard H. Kile, Jr.    15,325      0         0             0            1,912(4)          N/A         17,237
Charles E. Long         14,775      0         0             0                0             N/A         14,775
W. Bruce
   Michael, Jr.          9,875      0         0             0              139(4)          N/A         10,014
Paul E. Reichart        40,000      0         0             0                0             N/A         40,000

(1)  No Stock Awards were given by the Corporation in 2006.

(2)  No Option Awards were given by the Corporation in 2006.

(3)  No Non-Equity Incentive Plan Compensation was paid to Directors in 2006.

(4)  Represents interest earned on deferred director's fees.

(5) Represents increase in value due to interest earned on two Nonqualified Deferred Compensation Plans.

(6)  No director listed incurred more than $10,000 in all other compensation.

(7)  See "Deferred Compensation Agreements" for more information.

Lance O. Diehl, President and CEO, is also a Director. Refer to Summary Compensation Table.

DEFERRED COMPENSATION AGREEMENTS FOR DIRECTORS

The bank entered into two agreements with Elwood R. Harding, Jr., to establish non-qualified deferred compensation plans. Each of these plans was limited to a four-year period of deferment of director's fees. Mr. Harding's future payment is based upon the cumulative amount of deferred fees together with interest currently accruing thereon at the rate of 8% per annum, subject to change by the Board of Directors. The bank has obtained life insurance policies (designating the bank as beneficiary) on the life of Mr. Harding which is intended to cover the bank's obligations and related costs under these agreements. As of December 31, 2006 and 2005, the net cash surrender value of these and other insurance policies was $490,887 and $448,101, respectively, and the total accrued liability was $208,734 and $210,768, respectively, relating to these agreements. Mr. Harding is currently a Director of the Corporation and his total accrued liability was $156,930 and $145,312 at December 31, 2006 and 2005, respectfully. At retirement age of 69, Mr. Harding will receive $20,283 for 10 years and at retirement age of 72, Mr. Harding will receive an additional $31,300 for 10 years.

The bank gave the directors the option of receiving or deferring their directors' fees under a deferred director's fee plan which allows the director to defer such fees until the year following the expiration of the director's term. Each year, the director has the option of participating for that year. Payments are then made over specified terms under these arrangements up to a ten-year period. Interest is to accrue on these deferred fees at a five-year certificate of deposit rate, which was 4% in 2006. The current certificate of deposit rate will reset in January 2008. Three directors, specifically Robert M. Brewington, Jr., Willard H. Kile, Jr. and W. Bruce McMichael, Jr. have elected to participate in this program; at December 31, 2005 and 2006, deferred fees and accrued interest for Mr. Brewington was $33,849 and $48,881; deferred fees and accrued interest for Mr. Kile was $39,573 and $56,810 and deferred fees and accrued interest for Mr. McMichael was $0 and $9,996, respectively.

                             EXECUTIVE COMPENSATION

                  REPORT OF COMMITTEE ON EXECUTIVE COMPENSATION

All of our independent directors deem executive compensation to be very important to the overall development and performance of the company, so they decided to sit as our committee on executive compensation. Mr. Diehl, the President and Chief Executive Officer, and Mr. Reichart, the Chairman, do not participate in discussions and decisions concerning their performance and compensation. All of our other directors meet the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ Stock Market.

In addition to this committee on executive compensation, the bank has a Human Resource Committee comprised of four of our directors, who also serve as directors of the bank. One of those directors is Mr. Reichart, who is also the Chairman of the bank. The bank's Human Resource Committee discusses and reviews evaluations of all management positions within the bank, except for Messrs Reichart, the Chairman, Diehl, the President and Chief Executive Officer, and Wenner, the Executive Vice President and Chief Operating Officer. The compensation committee on executive compensation is solely responsible for the compensation decisions involving the latter three officers and, in consultation with Mr. Diehl, reviewed the compensation for the other named executive officers in this proxy statement.

Over the past year, the Board, sitting as the Committee on Executive Compensation, met one time to discuss the performance of the executive officers in the previous year and to compare their performance with peers. Moreover, the Human Resources Committee met one time in 2006 to discuss the performance of all the officers excluding the executive officers. Officer's salaries were also compared with peer reports.

The Board, sitting as the Committee on Executive Compensation, reviewed the text of the Compensation Discussion and Analysis section contained in this proxy statement and approved its inclusion in the proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the SEC.

ANNUAL COMPENSATION

Annual compensation for our senior executives includes salary, bonus and contribution to his/her 401K profit sharing plan. This is similar to the compensation programs for most of our peer group banking companies.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Diehl received total compensation of $196,949 in the year 2006. Please refer to the Summary Compensation Table on page 15 for more details.

We established the following 2007 compensation package for Mr. Diehl: Annual salary to be paid is $150,000, and we expect the other payment and benefits described in the Summary Compensation Table to remain comparable in 2007 as in 2006. A 2006 4% "across the board" bonus was paid in January 2007 which amounted to $5,400. The bank will also contribute $21,891 in 2007 to Mr. Diehl's deferred compensation plan.

TREASURER (PRINCIPAL FINANCIAL OFFICER) COMPENSATION

Ms. Kocher received total compensation of $61,069 in the year 2006. Please refer to the Summary Compensation Table on Page 15 for more details.

We established the following 2007 compensation package for Ms. Kocher: Annual salary to be paid is $53,045, and we expect the other payment and benefits described in the Summary Compensation Table to remain comparable in 2007 as in 2006. A 2006 4% "across the board" bonus was paid in January 2007 which amounted to $2,060.

CHIEF OPERATING OFFICER COMPENSATION

Mr. Wenner received total compensation of $184,606 in the year 2006. Please refer to the Summary Compensation Table on page 15 for more details.

We established the following 2007 compensation package for Mr. Wenner: Annual salary to be paid is $125,000, and we expect the other payment and benefits described in the Summary Compensation Table to remain comparable in 2007 as in 2006. A 2006 4% "across the board" bonus was paid in January 2007 which amounted to $4,600. The bank will also contribute $46,770 in 2007 to Mr. Wenner's deferred compensation plan.

SENIOR VICE PRESIDENT OF FINANCIAL PLANNING DEPARTMENT COMPENSATION

Mr. Trump received total compensation of $131,614 in the year 2006. Please refer to the Summary Compensation Table on Page 15 for more details.

We established the following 2007 compensation package for Mr. Trump: Annual salary to be paid is $78,003, and we expect the other payment and benefits described in the Summary Compensation Table to remain comparable in 2007 as in 2006. A 2006 4% "across the board" bonus was paid in January 2007 in the amount of $3,059. The bank will also contribute $37,051 in 2007 to Mr. Trump's deferred compensation plan.

OTHER FACTORS THAT INFLUENCED COMPENSATION

We considered Messrs. Diehl's and Wenner's pay and annual bonus appropriate because of their roles in creating a culture of high performance with high integrity and in leading the Corporation to strong financial results in 2006:

     -    Revenues increased 14.8% to $15,102,000

     -    Earnings from continuing operations grew 8.4% to $2,411,641

     -    Loans increased 4.1% to $160,641,000

     -    Return on average total capital was 7.97%

In addition, we considered Mr. Diehl's leadership in meeting the operational and strategic goals established for the bank in the beginning of 2006.

Our Compensation Committee considered that Mr. Diehl has worked for the bank for a total of 13 years and has 19 years experience in the financial services industry. Mr. Diehl is a magna cum laude graduate of Bloomsburg University, receiving a Bachelor of Science in Business Administration; holds a Masters in Business Administration from Lehigh University; and is a graduate of the Stonier Graduate School of Banking.

Ms. Kocher began her employment at the bank in June 1965. She has 34 years of banking experience. During this time, she has held duties as Executive Assistant, Teller, Accountant, Personnel, Assistant Vice President and present positions of Vice President, Controller and Assistant Secretary of the bank and Treasurer, Principal Financial Officer, and Assistant Secretary of the Corporation. Ms. Kocher is a graduate of the Central Atlantic Advanced School of Banking. Her duties include responsibility for Bank and Bancorp corporate accounting, financial reporting systems, shareholder relations, accounts payable, ALCO systems, funds management, Disclosure Committee and regulatory reporting.

Mr. Wenner has been employed at the bank since May 1974. During this time, he has held duties as Teller, Technology Director, Internal Auditor, Loan Officer, Community Office Manager, Credit Administrator, Vice President, Senior Vice President and his present position of Executive Vice President and Chief Operating Officer. In his present capacity, Mr. Wenner has direct supervision over areas which include accounting, data deposit operations, information technology, human resources, training, compliance, security, credit administration and branch administration.

Mr. Trump has been employed at the bank since 1989 and has 37 years of banking experience. His duties have included Office Manager and Commercial Lending Officer, and he is currently Senior Vice President of the Financial Planning Department, which he was instrumental in starting in 1990. Mr. Trump is a graduate of Williamsport Community College, the Paralegal Institute in Philadelphia and the Pennsylvania Bankers Association Trust School. He has gained valuable experience working with both public and private foundations, as well as managing investment portfolios, tax preparations, pension plan administration and also account administration.

                                        Committee on Executive Compensation

                                        Robert M. Brewington, Jr.
                                        Edward L. Campbell
                                        Frank D. Gehrig
                                        Elwood R. Harding, Jr.
                                        Willard H. Kile, Jr.
                                        Charles E. Long
                                        W. Bruce McMichael, Jr.

                      COMPENSATION DISCUSSION AND ANALYSIS

The following discussion will touch upon:

     -    the objectives of our executive compensation policy;

     -    what our compensation policy is designed to award;

     -    each element of compensation;

     -    the reasons why these elements of compensation were selected;

     -    how we determine the amount of each element of compensation; and

     - how each element of compensation chosen by us fits into the objectives of our overall executive compensation policy.

OBJECTIVES OF EXECUTIVE COMPENSATION

     Our executive compensation policy aims to:

          -    link the executive's goals with your interests as stockholders;

          -    support our strategic business plan and long-term development;

          - award a portion of the executive's compensation based upon our overall performance; and

          -    attract and retain talented management.

Our decisions on senior executive officer compensation are based primarily upon our assessment of each executive's leadership and operational performance and potential to enhance long-term stockholder value. We rely upon our judgment about each individual - and not on rigid formulas or short-term changes in business performance - in determining the amount and mix of compensation elements and whether each particular payment or award provides an appropriate incentive and reward for performance that sustains and enhances long-term stockholder value. Key factors affecting our judgment include: performance compared to the financial, operational and strategic goals established for the executive at the beginning of the year; nature, scope and level of responsibilities; contribution to the Corporation's financial results, particularly with respect to key metrics such as, revenue, earnings and return on total capital; effectiveness in leading our initiatives to increase customer value and productivity; contribution to the Corporation's commitment to corporate responsibility, including success in creating a culture of integrity and compliance with applicable laws and our ethics policies; and commitment to community leadership and diversity.

We considered each executive's current salary and prior year bonus, the appropriate balance between incentives for long-term and short-term performance and the compensation paid to the executive's peers within the Corporation and industry.

We also consulted with an executive compensation expert and considered the compensation levels and performances of banking companies in comparable market areas, as these companies are most likely to compete with us for the services of our executives. However, we do not tie our compensation decisions to any particular range or level of total compensation paid to executives at those companies.

ELEMENTS OF EXECUTIVE COMPENSATION

We utilize annual compensation which includes salary, cash bonus and cash contributions to our 401(K) profit sharing plan, as well as certain perquisites. The key elements of our executive compensation program are:

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions as well as salaries paid to the executives' peers within the Corporation and industry. We set base salaries at a level designed to attract and retain superior leaders. Base salaries are typically reviewed every 12 months, and adjusted from time to time to take into account outstanding individual performance, promotions and competitive compensation levels. The salaries we paid to the named executive officers are shown in the applicable Summary Compensation Table.

Annual Bonus. We generally pay annual bonuses to all employees to incent and reward superior performance for the year. Bonuses, which are at the sole discretion of the Board of Directors, are paid to all employees in cash in January for the prior year's performance. In addition, the Board of Directors may award an additional cash bonus based upon the evaluation of each executive's individual performance during the year, in the context of our assessment of the overall performance of the Corporation and the executive's function in meeting the specific financial and other key goals established for the Corporation and the executive's function. This evaluation also includes an assessment of how the executive performed compared to the financial, operational and strategic goals and objectives established for the executive at the beginning of the year. The annual bonuses we awarded over the last three years are shown in the applicable Summary Compensation Tables.

We do not have a long-term compensation program based upon the award of stock options and restricted stock or other long-term incentive awards. However, we do have long-term compensation agreements. See the discussion of these agreements elsewhere in this proxy statement. We may consider the award of stock options or restricted stock in the future.

Perquisites. We provide our senior executive officers with perquisites that we believe are reasonable, competitive and consistent with the Corporation's overall executive compensation program. We believe that our perquisites help us to retain the best leaders and allow them to operate more effectively. These perquisites, include but are not limited to, profit-sharing plan, employee stock purchase plan, life insurance plan (including an arrangement with 18 current and former bank officers under a bank-owned life insurance investment), disability insurance plan, business expense reimbursement, vacation, holiday, sick and personal days with pay, as provided by the bank to its regular full-time employees. Mr. Diehl also receives the use of a bank-provided automobile and the bank reimburses all expenses relating thereto, including fuel, oil, maintenance and insurance costs. The use of this automobile is limited to Mr. Diehl, his spouse, authorized bank personnel or a designated driver in the event of an emergency. Mr. Reichart also receives the use of a bank-provided vehicle and the expenses relating thereto. Mr. Reichart does reimburse the Bank for certain mileage expenses. In addition, Mr. Reichart is afforded the use of a cellphone. Mr. Reichart's expenses combined do not total more than $10,000 for 2006.

BENCHMARKING AND PEER GROUP

Our committee on executive compensation wants the compensation of an executive to be competitive with other commercial banking institutions doing business in similar markets. Each year, our compensation committee on executive compensation and the bank's Human Resources Committee reviews a report from L. R. Webber Associates, Inc, PO Box 593, Hollidaysburg, PA 16648, ("Webber") that delineates compensation at peer group banking companies; discusses such report as well as the performance and compatibility to the position with each named executive officer in this proxy statement; and takes into consideration recommendations by each named executive officer's supervisory officer or by members of the Board of Directors for the senior most named executive officers. The total executive compensation for Mr. Diehl places his compensation above the average mid-point range of the peer group by asset size and above the average minimum range for the region. The total compensation for Ms. Kocher is determined by the Human Resource Committee, which uses a quartile system for salary ranges and not the Webber survey; however, her salary would range half way between the mid-point and maximum compensation ranges. Mr. Wenner's compensation is placed above the average maximum range of the peer group by asset size and above the average mid-point range for the region. Mr. Trump's compensation is determined by the Human Resource Committee, which uses a quartile system for salary ranges and not the Webber survey; however, his salary would range in the upper to maximum compensation range. All of these factors are taken into consideration in the determination of the compensation of the named executive officers as a group and of the named executive officers individually.

Webber prepares an annual salary/benefit survey for the bank. This survey included information on 12 banks and 2 thrifts for the asset group ranging from $200,000,000 to $299,999,999 in assets. This survey further compared 13 banks and 4 thrifts for the region including Columbia County and the following additional Pennsylvania counties: Carbon, Lackawanna, Luzerne, Monroe, Northampton, Pike, Schuylkill, Susquehanna, Wayne and Wyoming. The average minimum and maximum salary ranges for the Chief Executive Officer reflect $89,061 to $325,050, respectfully. Compensation for the Chief Operating Officer ranges from a minimum of $57,000 to a maximum of $235,000.

The Corporation's quartile system was originally created by Webber. Calculations are provided each year by the Human Resource Officer showing each current quartile with projected adjustments of an increase of 2%, 3% and 4%. This information is then presented to the Board of Directors by the President and Chief Operating Officer, and the Board of Directors makes the final decision. It was decided that there would be no adjustments to the quartile ranges for 2007. The salary ranges for the Controller (Principal Financial Officer) reflect a minimum of $34,772 with the maximum at $58,288. The Senior Vice President (Senior Vice President of Financial Planning) position uses the same Webber classifications system and the minimum salary reflects $47,905 with the maximum at $81,893.

BASE SALARY AND BENEFITS

Annual base salary is designed to compensate executive officers for their continued levels of superior performance. The base salary amounts paid to the named executive officers for the fiscal year 2006 are reflected in the salary column of the Summary Compensation Table. In addition to base cash compensation, each executive officer participates in the same retirement plan, profit sharing plan, savings plan, life insurance plan or disability insurance plan, business expense reimbursement, vacation pay, holiday pay, sick pay and personal days off with pay, as provided by the Bank to its regular full time employees. According to executive employee agreements for the Chief Executive Officer and Chief Operating Officer, base salary shall not fall below $100,000 and $85,000, respectively. Benefits included are the same as described above for perquisites.

CASH BONUS AWARDS

The Board of Directors of the bank, in its sole discretion, may provide for payment of an annual bonus to all of the employees of the bank. However, Messrs. Diehl and Wenner each received an additional $5,000 cash bonus in December 2006 for outstanding performance.

SEVERANCE AND CHANGE IN CONTROL BENEFIT

As delineated in the employment agreements for the Chief Executive Officer and the Chief Operating Officer, termination without cause, the Bank shall pay the executive his annual base salary (minus applicable taxes and withholdings) for a one (1) year period, together with the dollar value of any accrued vacation and unreimbursed business expenses as of the date of termination. If the executive's employment shall be terminated for cause, the Bank shall pay the executive his full annual base salary, minus applicable taxes and withholdings prorated through the date of termination at the rate in effect at the time of termination, together with the dollar value of any accrued vacation and unreimbursed business expenses as of the date of termination. There are no other employee agreements for the other named executive officers contained in this proxy statement.

The bank has entered into the following severance and change in control agreements for the named executive officers identified below:

If Mr. Diehl terminated his employment with the Corporation for good reason following a change in control, he would have had $270,000 available to him, or the amount equal to two times his annual base salary, (minus applicable taxes and withholdings), and his vested share balance in the bank's qualified defined contribution plan.

TAX AND ACCOUNTING CONSIDERATION

We will take into account tax consequences to our named executive officers in designing the various elements of our executive compensation policy, such as the design terms to defer immediate income recognition in accordance with Section 409A of the Internal Revenue Code of 1986.

                           SUMMARY COMPENSATION TABLES

The Securities and Exchange Commission (SEC) has amended its rules with respect to the presentation of information about executive compensation. We are required to present additional information about how we compensate our named executive officers, and, in our case, to include additional officers whose names and compensation were not required to be presented in our proxy statements for past annual meetings. This new approach to the disclosure of executive compensation can be phased-in over a 3-year period. Therefore, we are presenting two Summary Compensation Tables for your review - one for the years ended December 31, 2005 and 2004 and a new expanded one for the year ended December 31, 2006. This latter table includes information about our principal financial officer as well as other named executive officers whose annual total compensation, as defined by the SEC's rules, exceeded $100,000.

                       SUMMARY COMPENSATION TABLE FOR THE
                          YEAR ENDED DECEMBER 31, 2006

                                                                                      Change in
                                                                      Non-Stock     Nonqualified
Name and                                        Stock     Option   Incentive Plan     Deferred       All Other
Principal                   Salary    Bonus     Awards    Awards    Compensation     Comp. Plans   Compensation
Position            Year     ($)     ($) (1)   ($) (6)   ($) (7)       ($) (8)           ($)            ($)       Total ($)
---------           ----   -------   -------   -------   -------   --------------   ------------   ------------   ---------
Lance O.
   Diehl,
   President &
   Chief
   Executive
   Officer          2006   135,000    4,200       0         0             0            20,136        37,613(2)     196,949
Virginia D.
   Kocher,
   Treasurer &
   Principal
   Financial
   Officer          2006    51,500    1,750       0         0             0                 0         7,819(3)      61,069
Edwin A.
   Wenner,
   Executive
   Vice-President
   & Chief
   Operating
   Officer          2006   115,000    3,640       0         0             0            43,024        22,942(4)     184,606
Jacob S.
   Trump,
   Senior Vice
   President        2006    76,473    2,624       0         0             0            34,084        18,433(5)     131,614

(1)  Represents a cash bonus representing 3 1/2% of 2005 base salary.

(2) Includes $10,925 as the payment of directors' fees; $5,848 representing the bank's matching contribution to Mr. Diehl's 401K plan; $11,217 as car expense; $543 as cellphone expense; $1,178 as cafeteria plan benefits; $649 as term life insurance and bank-owned life insurance premium payments; $600 as a partial corporate membership in the Berwick Golf Club; $1,653 for various meal and travel expenses; and $5,000 as a one time cash bonus.

(3) Includes $1,597 representing the bank's matching contribution to Ms. Kocher's 401K plan; $3,584 as cafeteria plan benefits; $2,005 as term life insurance and bank-owned life insurance premium payments; and $633 for various meal, dues and travel expenses.

(4) Includes $4,946 representing the bank's matching contribution to Mr. Wenner's 401K plan; $368 as cellphone expense; $7,563 as cafeteria plan benefits; $3,147 as term life insurance and bank-owned life insurance premium payments; $600 as a partial corporate membership in the Berwick Golf Club; $1,318 for various meal and travel expenses; and $5,000 as a one time cash bonus.

(5) Includes $3,164 representing the bank's matching contribution to Mr. Trump's 401K plan; $8,548 as cafeteria plan benefits; $3,999 as term life insurance and bank-owned life insurance premium payments; $2,200 as an annual membership in the Eagles Mere Country Club and $522 for various meal and travel expenses.

(6)  No Stock Awards were given by the Corporation in 2006.

(7)  No Option Awards were given by the Corporation in 2006.

(8)  No Non-stock Incentive Plan Compensation was given by the Corporation in
     2006.

                         SUMMARY COMPENSATION TABLE FOR
                   THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                               ANNUAL COMPENSATION(1)
                                       --------------------------------------
                              FISCAL                            OTHER ANNUAL       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY($)   BONUS($)   COMPENSATION($)   COMPENSATION($)
---------------------------   ------   ---------   --------   ---------------   ---------------
LANCE O. DIEHL
   PRESIDENT AND CHIEF         2005     120,000    3,870(2)      16,422(3)         22,379(4)
   EXECUTIVE OFFICER           2004     110,000    3,517(5)      15,391(6)         20,477(7)
EDWIN A. WENNER
   EXECUTIVE VICE PRESIDENT
   AND CHIEF                   2005     104,000    3,325(2)      4,293(8)          51,418(9)
   OPERATING OFFICER           2004      95,000    2,975(5)      3,919(10)         47,873(11)

(1) From January 1, 2004 through December 31, 2005, we did not pay any long-term compensation in the form of stock options, stock appreciation rights, restricted stock or any other long-term compensation, nor did we enter into any long-term incentive plan payments. Accordingly, no such information is presented in the summary compensation table set forth above. No such arrangements are currently in effect.

(2)  Represents a cash bonus representing 3 1/2% of 2004 base salary.

(3) Includes $11,400 as the payment of directors' fees and $5,022 representing the bank's matching contribution to Mr. Diehl's 401K plan.

(4) Includes $19,405 as a payment for a deferred compensation plan; $949 as car expense; $258 as cellphone expense; $826 as cafeteria plan benefits, $266 as term life insurance premium payments on the life of Mr. Diehl, $600 as a partial corporate membership in the Berwick Golf Club and $75 for a Years of Service Award for ten years of employment at the bank.

(5)  Represents a cash bonus representing 3 1/2% of 2003 base salary.

(6) Includes $10,800 as the payment of directors' fees and $4,591 representing the bank's matching contribution to Mr. Diehl's 401K plan.

(7) Includes $16,047 as a payment for a deferred compensation plan; $678 as car expense; $403 as cellphone expense; $758 as cafeteria plan benefits, $2,356 as a Berwick Golf Club membership and $235 as term life insurance premium payments on the life of Mr. Diehl.

(8)  Represents the bank's matching contribution to Mr. Wenner's 401K plan.

(9) Includes $40,578 as a payment for a deferred compensation plan; $259 as cellphone expense; $7,511 as cafeteria plan benefits, $600 as a partial corporate membership in the Berwick Golf Club and $2,470 as term life insurance premium payments on the life of Mr. Wenner.

(10) Represents the bank's matching contribution to Mr. Wenner's 401K plan.

(11) Includes $35,174 as a payment for a deferred compensation plan; $408 as cellphone expense; $8,008 as cafeteria plan benefits, $2,356 as a Berwick Golf Club membership and $1,927 as term life insurance premium payments on the life of Mr. Wenner.

                        DEFERRED COMPENSATION AGREEMENTS

The bank entered into an agreement with Paul E. Reichart, Chairman of the Board, to establish a non-qualified deferred compensation plan. If Mr. Reichart served as an officer of the bank until he attained 65 years of age, the bank agreed to pay him 120 consecutive monthly payments commencing on the first day of the month following his 65th birthday. His monthly payment is based upon the future value of life insurance purchased with the compensation that he deferred. The bank has obtained life insurance (designating the bank as the beneficiary) on Mr. Reichart's life which is intended to cover the bank's obligations under this Deferred Compensation Plan, based upon certain actuarial assumptions.

Mr. Reichart receives monthly payments of $1,875 for 120 consecutive months which commenced in February 2003. Mr. Reichart received $22,500 in 2006 from this deferred compensation arrangement. The accrued liability of his deferred compensation arrangement at December 31, 2006 was $118,464.

The bank entered into non-qualified deferred compensation agreements with Lance
O. Diehl, Edwin A. Wenner and Jacob S. Trump, to provide supplemental retirement benefits commencing with these officer's retirement and ending 15 years thereafter. The bank has obtained life insurance (designating the bank as the beneficiary) on Mssrs Diehl, Wenner and Trump's life which is intended to cover the bank's obligations under this Deferred Compensation Plan, based upon certain actuarial assumptions. The deferred compensation expense related to these agreements for the year ended December 31, 2006 was $97,244 and the total accrued liability as of December 31, 2006 and December 31, 2005 was $323,592 and $226,348, respectively. Mr. Diehl is currently President and Chief Executive Officer.

Mr. Wenner is currently the Executive Vice President and Chief Operating Officer. Mr. Trump is currently the Senior Vice President of Financial Planning.

The following table illustrates the above deferred compensation arrangements with our current Chairman of the Board and Messrs. Diehl, Wenner and Trump.

                                                                    Aggregate       Aggregate
                                   Executive           Bank        Withdrawals/    Balance at
                               Contributions in   Contributions   Distributions   December 31,
Name                             2006 ($) (1)      in 2006 ($)       ($) (2)        2006 ($)
----                           ----------------   -------------   -------------   ------------
Lance O. Diehl,
   President and Chief
   Executive Officer                   0             $20,136               0        $ 66,687
Edwin A. Wenner,
   Executive Vice-President
   and Chief Operating
   Officer                             0             $43,024               0        $143,104
Paul E. Reichart,
   Chairman of the Board (3)           0             $ 6,127         $22,500        $118,464
Jacob S. Trump,
   Senior Vice President of
   Financial Planning                  0             $34,084               0        $113,801

(1)  The deferred compensation plans do not allow executive contributions.

(2) Messrs. Diehl, Wenner and Trump have not attained retirement; hence no withdrawals or distributions.

(3) Mr. Reichart is no longer employed by the Corporation and the bank; however, he does serve as Chairman of the Board.

                                RETIREMENT PLANS

We maintain a Non Qualified Deferred Compensation Plan for certain named executive officers. The following table presents information about these plans as it pertains to each named executive officer:

                                                                                                        Estimated Early
                                        Number of Years     Normal      Estimated Normal      Early        Retirement
                                            Credited      Retirement   Retirement Annual   Retirement    Annual Benefit
Name                      Plan Name       Service (#)       Age (#)        Benefit ($)     Age (#)(1)       ($) (2)
----                    -------------   ---------------   ----------   -----------------   ----------   ---------------
Lance O. Diehl,         Non Qualified
   President and        Deferred
   Chief Executive      Compensation
   Officer              Plan                 3 3/4            60             90,000            N/A            N/A
Virginia D. Kocher,
   Treasurer            N/A                   N/A             N/A             N/A              N/A            N/A
Edwin A. Wenner,        Non Qualified
   Executive            Deferred
   Vice-President       Compensation
   and Chief            Plan
   Operating Officer                         3 3/4            60             50,000            N/A            N/A
Jacob S. Trump,         Non Qualified
   Senior Vice          Deferred
   President of         Compensation
   Financial Planning   Plan                 3 3/4            62             20,000            N/A            N/A

(1) A vesting schedule is in place for the Non Qualified Deferred Compensation Plan. No executive officers are entitled to early retirement in 2006.

(2) No Estimated Early Retirement Annual Benefit is included in non qualified deferred compensation plan.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

There were no arrangements or vending contracts, etc. with any immediate family member or business associate of any board member and named executive officer exceeding $60,000.

The Corporation encourages its directors and executive officers to have banking and financial transactions with the bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by the bank at December 31, 2006, to its directors and officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $4,183,000 or approximately 13.83% of the Corporation's total consolidated capital accounts. The largest amount for all of these loans in 2006 was $5,662,000 or approximately 18.72% of the Corporation's total consolidated capital accounts. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

                             AUDIT COMMITTEE REPORT

The Audit Committee is made up of the following directors: Willard H. Kile, Jr. (Chairman), Robert M. Brewington, Jr., Frank D. Gehrig and Charles E. Long. For more background information on these directors, see "Board of Directors." The Audit Committee operates pursuant to a charter. A stockholder can request, in writing without charge, a copy of the audit committee charter, by contacting Virginia D. Kocher, Treasurer, CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815.

The Audit Committee is composed of four Directors each of whom meets the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ Stock Market. The Audit Committee membership currently does not include an individual who satisfies the literal and exact definition of a "financial expert", as promulgated by the SEC. Our Board considers each member of the Audit Committee to be financially literate and several members have significant "financial" qualifications. These qualifications in total however are not those specifically required by the SEC in order to qualify as a "financial expert". The Board has reviewed the qualifications of the Audit Committee and is satisfied that the current membership is more than sufficiently qualified to carry out its responsibilities. In addition, the Audit Committee is independently empowered to engage consultants and experts should it feel necessary to do so to gain additional expertise on a given matter. The Board is continuing to review its composition and may look to add to its membership in the future an individual who satisfies the strict definition of a "financial expert".

The Audit Committee, on behalf of the Board, oversees the Corporation's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements in the Corporation's fiscal year 2006 Annual Report to Shareholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Corporation's external auditors are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the external auditors their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Corporation's external auditors under generally accepted auditing standards. The Corporation's external auditors have expressed the opinion that the Corporation's audited financial statements conform to generally accepted accounting principles.

The Audit Committee discussed with the external auditors their independence from management and the Corporation, and received the written disclosures concerning the external auditors' independence required by the Independence Standards Board to be made by the external auditors to the Corporation.

Over the past year, the Audit Committee discussed with the Corporation's external auditors the overall scope and plans for their respective audits. The Audit Committee met with the external and internal auditors to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of J.
H. Williams & Co., LLP, Certified Public Accountants, to serve as the Corporation's external auditors for the year ending December 31, 2007.

     Submitted by the members of the Audit Committee:

          Willard H. Kile, Jr., Board Member and Committee Chair
          Robert M. Brewington, Jr., Board Member
          Frank D. Gehrig, Board Member
          Charles E. Long, Board Member

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed J. H. Williams & Co., LLP, (JH Williams) certified public accountants, as the Corporation's independent registered public accounting firm to audit the financial statements of the Corporation for the year ended December 31, 2007.

A member of JH Williams will be present at the annual meeting, and will have the opportunity to make a statement and be available to respond to appropriate questions by stockholders.

                     FEES PAID TO J. H. WILLIAMS & CO., LLP

Aggregate fees for professional services for the Corporation by JH Williams for the years ended December 31, 2006 and 2005 were:

($ in thousands)     2006      2005
                   -------   -------
Audit               69,200    67,000
Audit Related       11,472    10,250
Tax                  5,925     5,800
All Other              0.0       0.0
                   -------   -------
Total              $86,597   $83,050
                   =======   =======

AUDIT FEES - Audit fees for 2006 and 2005 were $69,200 and $67,000, respectively, for the annual audit and quarterly reviews of the consolidated financial statements for services related to attestation reports required by statute or regulation and consents in respect of Securities and Exchange Commission filings.

AUDIT-RELATED FEES - Audit-related fees for 2006 and 2005 were $11,472 and $10,250 respectively, and are comprised of assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attest and agreed-upon procedures not required by statute or regulation, which address accounting, reporting and control matters with respect to the trust department and retail sales of non-deposit investment products of the bank.

TAX FEES - Tax fees for 2006 and 2005 were $5,925 and $5,800, respectively, for tax return compliance, tax advice and tax planning.

ALL OTHER FEES - The Corporation's current policy restricts the use of JH Williams to audit, audit-related and tax services only.

                           AUDIT COMMITTEE PROCEDURES

The Corporation's policy on the use of JH Williams' services is not to engage its registered independent accounting firm for services other than audit, audit-related and tax services.

The Audit committee, along with all independent Directors, review and ratify all accounting firms annually. The terms and fees for the annual audit service engagement must be pre-approved by the Audit Committee. Additionally, all fees for audit, audit-related and tax services must be approved by the Audit Committee and any fees in excess of budgeted fees must also be specifically approved by the Audit Committee.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

                        NO SIGNIFICANT LEGAL PROCEEDINGS

The Corporation and the bank are not parties to any legal proceedings that could have any significant effect upon the Corporation's financial condition or income. In addition, the Corporation and the bank are not parties to any legal proceedings under federal and state environmental laws.

                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder proposals for the 2008 Annual Meeting must be received by November 28, 2007 to be considered for inclusion in the Corporation's 2008 Proxy Statement. Stockholder proposals for the 2008 Annual Meeting for which the proponents do not desire them to be included in the 2008 Proxy Statement must be received by February 11, 2008. Such proposals should be addressed to the Secretary.

                        ADDITIONAL INFORMATION AVAILABLE

A COPY OF THE ANNUAL DISCLOSURE STATEMENT OF COLUMBIA COUNTY FARMERS NATIONAL BANK MAY ALSO BE OBTAINED, AT NO COST, FROM MS. VIRGINIA D. KOCHER, TREASURER, CCFNB BANCORP, INC., 232 EAST STREET, BLOOMSBURG, PA 17815; TELEPHONE: (570) 387-4016.

ALL SEC FILINGS FOR CCFNB BANCORP, INC. CAN BE ACCESSED ON THE WEB AT WWW.CCFNB.COM UNDER THE "ABOUT OUR BANK" AND "CONTACT US" LINKS.

                                   APPENDIX A

                               CCFNB BANCORP, INC.
                           CODE OF CONDUCT AND ETHICS

CCFNB Bancorp, Inc. (Columbia County Farmers National Bank, CCFNB, is a subsidiary of CCFNB Bancorp, Inc.) has always prided itself on maintaining the highest ethical standards, and we believe that our employees, officers and directors are aware of, and share, this commitment. This Code of Conduct and Ethics provides our employees, officers and directors with additional guidance and support for ensuring that we maintain a consistent vision and commitment to a culture of uncompromising honesty and integrity throughout our organization.

     1.   Applicability.

          1.1 - This Code of Conduct and Ethics applies to all of our employees, officers, Chief Executive Officer, Principal Financial Officer, and directors without exception. (Each employee, officer and director of CCFNB is referred to in this Code as a "covered person.") This Code governs the actions and working relationships of each covered employee with current and potential customers, co-workers, government agencies, media, stock exchange and stockholders. Each covered person should become familiar with this Code, adhere to the standards and restrictions set forth in this Code, and conduct himself or herself in accordance with this Code in order to avoid even the appearance of impropriety.

          1.2 - Some of the words and phrases in this Code may be subject to different interpretations, or it may appear that one ethical principle conflicts with another, in certain situations. If you are unsure of the appropriate action, discuss the matter with an appropriate member of management, such as your manager, a member of senior management or the Company's Compliance Officer.

          1.3 - This Code does not cover all of the Company's policies, but supplements other policies set forth in our employee handbook. Each covered person is expected to comply with all of the Company's policies. The fact that particular conduct is not mentioned in this Code of Ethics does not prevent it from being viewed as violating this Code of Conduct and Ethics..

     2.   Compliance with Laws, Rules and Regulations.

          2.1 - Covered persons are expected to obey, and ensure that the Company obeys, all applicable laws, rules and regulations of the United States and other countries, and the states, counties, cities and other jurisdictions in which we conduct business. This is true even if your manager or anyone in management has directed otherwise.

          2.2 - While you are not expected to know the full details of all of the laws, rules and regulations that you and the company must adhere to, some examples of the types of laws that the Company is subject to include laws requiring the company and its employees to:

               2.2.1 - maintain a workplace that is free from discrimination or harassment based on race, gender, age, religion or other characteristic that is unrelated to the Company's interests or otherwise protected by law;

               2.2.2 - comply with applicable environmental, health and safety standards;

               2.2.3 - support fair competition and laws prohibiting restraints of trade and other unfair trade practices;

               2.2.4 - prohibit improper or other questionable payments
                    (including bribes or kickbacks), gifts, favors or other gratuities to suppliers, customers, government officials or other third parties; and

               2.2.5 - comply with all applicable federal and state securities laws, including laws prohibiting insider trading. (Covered persons are referred to the Company's Corporate Controller for further information regarding this issue.)

          2.3 - If a law, rule or regulation conflicts with a policy in this Code, you should comply with the law. If a local custom conflicts with this Code, you must comply with this Code.

          2.4 - If you are unsure about the legal course of action, you should request guidance from your manager or other member of management.

     3.   Conflicts of Interest

          3.1 - Each covered person should avoid any situation that might lead to a real or apparent conflict of interest between your self-interest and your duties and responsibilities as an employee, officer or director of the Company. A conflict of interest exists whenever your self-interest is inconsistent, or appears to be inconsistent in any way, with the interests of the Company as a whole.

          3.2 - Although the following list is not exhaustive, some examples of situations in which a conflict of interest may arise are as follows:

               3.2.1 - When a covered person takes actions or has interests that make it difficult to perform work for the Company objectively and effectively.

               3.2.2 - When a covered person receives improper personal benefits as a result of the person's position with the Company.

               3.2.3 - When the Company makes a loan to a covered person or guarantees an obligation of a covered person.

               3.2.4 - When a covered person uses corporate property or
                    nonpublic information gained in his or her employment with the

                    Company for his or her own advantage.

               3.2.5 - When a covered person competes with the Company.

          Any such conflict of interest may also arise as a result of actions taken by, or interests of, a family member of a covered person.

     4.   Confidentiality.

          4.1 - Nonpublic information regarding the Company, its businesses, employees, officers, directors, customers or suppliers is confidential. As an employee, officer or director of the Company you are trusted with such confidential information. You are only to use such confidential information for the business purposes of the Company for which they were intended. Confidential information should not be shared with anyone outside the Company, including family or friends, or other employees who do not need the information to carry out their duties, except when disclosure is authorized by your President or legally mandated.

          4.2 - Communications about the Company, its businesses, employees, officers, directors, customers or suppliers with the media, stockholders, or other members of the public must be approved in advance by the President.

     5.   Fair Dealing.

          5.1 - We seek to outperform our competition fairly and honestly and seek competitive advantages through superior performance of the members of our team. Each covered person is expected to deal fairly with the Company's customers, suppliers, competitors and employees. Stealing proprietary information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. No one should take unfair advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice

     6.   Protection and Proper Use of Company Property.

          6.1 - All covered persons should seek to protect and preserve the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. All assets of the Company should be used only for legitimate business purposes.

     7.   Public Company Reporting: Whistleblower Procedures

          7.1 - As a public company, our filings with the Securities and Exchange Commission (the"SEC") must be full, fair, accurate, timely and include understandable disclosure of information that is required to be made public pursuant to Federal security laws and rules of the applicable exchange commissions. Whether or not you are directly involved in the process of preparing such filings, every covered person is responsible:

               7.1.l - if called upon by management to provide information relevant to such a filing, to assure that the information you provide is complete, fair, and understandable. Such requests for information must be responded to promptly as our filings with the SEC are time-sensitive.

               7.1.2 - to ensure that the Company's books and records
                    appropriately reflect our transactions and are posted in accordance with the Company's system of internal controls. Unrecorded or "off the books" funds or entries should not be maintained unless permitted by applicable law or regulation;

               7.1.3 - to make management aware if you believe that any of our public reports is inaccurate or fails to fairly reflect what is happening at the Company.

          7.2 - Because of the importance of this issue, the Audit Committee of the Board of Directors has been charged with responsibility for ensuring that every employee has a means of reporting, anonymously and confidentially, any concerns about the manner in which the Company's financial statements or public reports are prepared, the sufficiency of its internal financial controls, the honesty or competence of its financial management or independent auditors or any other matter regarding any accounting or auditing matters. Procedures for such reporting are set forth in the Company's Whistleblower Policy that is part of the Employee Handbook. We will not tolerate retaliation against any person who reports potential issues to the Audit Committee in good faith.

     8.   Covering Up Mistakes; Falsifying Records; Retention of Business
          Records.

          8.1 - Falsification of any Company, customer or third party record is prohibited. Mistakes should not be covered up, but should be immediately and fully disclosed and corrected.

          8.2 - Company records must be maintained for the periods specified by management. Records may be destroyed only at the expiration of the pertinent period. In no case may documents involved in a pending or threatened litigation, government inquiry or under subpoena or other information request, be discarded or destroyed, regardless of the periods specified by management. In addition, you should never destroy, alter, or conceal any record or otherwise impeded any official proceeding or investigation, either personally, in conjunction with, or by attempting to influence another person.

          8.3 - In the event of litigation, government inquiry or investigation, we will designate a member of management that you should consult with to determine whether records should be produced.

     9.   Reporting of Illegal or Unethical Behavior.

          9.1 - Covered persons have a duty to adhere to this Code and all other Company policies and to report any suspected violations of this Code or any other illegal or unethical behavior to, or when in doubt to consult with, your manager or the Compliance Officer. If you do not believe that talking to your manager is appropriate, or if doing so does not result in a response with which you are comfortable, then you should discuss the matter with another member of management, or in the case of accounting or auditing issues, a member of the Audit Committee of the Board of Directors.

               If asked, the Company will keep your name confidential unless this would violate applicable law or our responsibilities to others or make adequate investigation of the matter impracticable.

     10.  Protection Against Retribution.

          10.1 - The Company will not tolerate retaliation against anyone who reports a violation or possible violation of this Code in good faith. Any person who takes any action whatsoever in retaliation against any employee who has in good faith raised any question or concern about compliance with this Code will be subject to serious sanctions, which may include termination.

     11.  Administration and Waiver of Code of Conduct and Ethics.

          11.1 - This Code of Conduct and Ethics shall be administered and enforced by the Human Resources Department. Any questions and further information regarding this Code of Ethics should be directed to the Manager of the Human Resources
               Department/Compliance Officer.

          11.2 - Appropriate disciplinary penalties for violations of this Code may include counseling, reprimand, warning, suspension (with or without pay), demotion, salary reduction and termination of employment.

          11.3 - The Human Resources Department will be responsible for affirming compliance with this Code of Conduct and Ethics by all covered persons. Each covered person will be required to sign a certificate that he or she has Read and understands the provision of this code annually.

     12.  Waivers.

          12.1 - Covered persons are expected to follow this Code at all times. Generally, there should be no waivers to this Code of Conduct and Ethics, however, in rare circumstances conflicts may arise that necessitate waivers. Waivers will be determined on a case-by-case basis by the Human Resources Department with the advice of senior management and/or the Audit Committee as appropriate; provided, however, that waivers for directors and executive officers may be determined only by the Board of Directors who shall have the sole and absolute discretionary authority to approve any deviation or waiver from this Code of Ethics with respect to any director or executive officer. Any waiver, and the grounds for such waiver, approved by the Board of Directors with respect to any director or executive officer shall be promptly disclosed to stockholders, not later than in the Company's next periodic report.

Reviewed and approved by the Board of Directors of Columbia County Farmers National Bank this 22nd day of February 2007.


                                        /s/ Edward L. Campbell
                                        ----------------------------------------
                                        SECRETARY OF THE BOARD

                                   APPENDIX B

                      COLUMBIA COUNTY FARMERS NATIONAL BANK

                         CHARTER OF THE AUDIT COMMITTEE

                                  MAY 11, 2006

OBJECTIVE

The objective of the Audit Committee is to assist the full Board of Directors in fulfilling its fiduciary responsibilities. The Audit Committee is responsible for evaluating the Bank's compliance with laws, regulations, policies and procedures, and determining that the Bank has adequate administrative, operating and internal accounting controls. In addition, the Audit Committee is responsible for providing reasonable assurance regarding the integrity of financial and other data used by the Board of Directors.

RESPONSIBILITIES

The Audit Committee is responsible for:

     - Reviewing published Bank financial statements and the annual Report for accuracy, timeliness, and appropriate financial statement disclosures.

     - Reviewing the adequacy and effectiveness of key accounting and financial policies, including any significant changes thereto.

     - Evaluating security for computer systems, facilities, and backup systems.

     - Determining that no restrictions are imposed upon the audit scope that would hinder independence of the audit function.

     -    Evaluating responses by management to audit findings and reports.

     -    Monitoring management implementation of audit recommendations.

     - Assessing the impact of new accounting principles or policies promulgated by the accounting profession or proposed by Bank personnel.

     - Overseeing the investigation of conflicts of interest and unethical conduct.

     - Facilitating communication among the Board of Directors, the Bank's external auditors, internal auditors, the O.C.C. and The Federal Reserve Bank.

     - Reviewing and approving annual audit plans of the external and internal auditors.

     - Ensuring the receipt from the external and internal auditors of a formal written statement delineating all relationships between the auditor and the Bank. Also, actively engages in a dialogue with the auditor with response to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and to take appropriate action to ensure the independence of the outside auditors.

     - Requiring the external and internal auditor to discuss with the audit committee the auditors judgments about the quality, not just acceptability, of the Bank's accounting principles applied in its financial reporting. Also, recommends that outside auditors discuss the clarity of the company's disclosures.

     - Requiring a disclosure to shareholders to disclose whether the audit committee:

          1. discussed with management the quality of the accounting principles and significant judgments affecting the company's financial statements;

          2. discussed with the outside and internal auditor the auditors assessment of the quality of management's accounting principles and judgments;

          3. discussed among themselves, without the presence of management or the outside or internal auditor, the information from (1) and
               (2); and

          4. believes that the company's financial statements are fairly presented in conformity with GAAP.

The above responsibilities of the Audit Committee will be discharged through review of audit reports and discussions with external auditors, as well as Bank management.

ADMINISTRATIVE

     - The Audit Committee will consist of at least two Board members and a Chair-person designated by the Board. The process of appointing members to the Audit Committee will provide a level of service continuity.

     - Each committee member shall be independent according to the specified criteria in Section 301 of the Sarbanes-Oxley Act of 2002.

     - The Audit Committee members will be directly responsible for the appointment, compensation, retention, and oversight of the issuer's outside and internal auditors, and the outside and internal auditors must report directly to the Audit Committee.

     - The Audit committee will establish procedures for handling complaints regarding accounting, internal controls and auditing matters.

     - The Audit committee will have the authority to engage independent counsel and other advisors.

     -    CCFNB will provide appropriate funding for the Audit Committee.

     - The Audit Committee will meet at least four times a year and will have the opportunity to meet in executive session with external and internal auditors at least annually. Furthermore, the Committee has the authority to call additional meetings and has the ability to communicate with Senior Management between regularly scheduled meetings, as deemed necessary.

     - Written minutes shall be prepared for each meeting and distributed to the full Board of Directors.

     - Require disclosure to shareholders of whether the audit committee has adopted a written charter, and if so, whether the committee has satisfied its responsibilities during the prior year in compliance with the charter. The charter should be disclosed at least triennially in the annual report and in the next annual report after any significant amendments are made to the charter.

     - This charter will be reviewed and approved at least annually by the Audit Committee. The Audit Committee Charter also will be reviewed and approved by the Board of Directors on an annual basis.

                                      ANNUAL MEETING OF SHAREHOLDERS OF
                                             CCFNB BANCORP, INC.

                                                 MAY 2, 2007

                                          Please date, sign and mail
                                            your proxy card in the
                                          envelope provided as soon
                                                 as possible.

                 -- Please detach along perforated line and mail in the envelope provided. --

20300000000000001000 4                               050207

--------------------------------------------------------------------------------------------------------------
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
                                                SHOWN HERE [X]
--------------------------------------------------------------------------------------------------------------

1.   ELECTION OF CLASS 2 DIRECTORS TO SERVE FOR A            2.  In their discretion, the proxies are
     THREE-YEAR TERM:                                            authorized to vote upon such other business
                                                                 as may properly come before the annual
                               NOMINEES:                         meeting and any adjournment or postponement
[ ] FOR ALL NOMINEES           [ ] Lance O. Diehl                thereof.
                               [ ] W. Bruce McMichael, Jr.
[ ] WITHHOLD AUTHORITY         [ ] Paul E. Reichart          THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED
    FOR ALL NOMINEES                                         IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                             SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
[ ] FOR ALL EXCEPT                                           WILL BE VOTED FOR ALL NOMINEES.
    (See instructions below)
                                                             THIS PROXY MUST BE DATED, SIGNED BY THE
INSTRUCTION: To withhold authority to vote for any           SHAREHOLDER(S) AND RETURNED PROMPTLY TO THE
             individual nominee(s), mark "FOR ALL EXCEPT"    TRANSFER AGENT IN THE ENCLOSED ENVELOPE.
             and fill in the circle next to each nominee
             you wish to withhold, as shown here:
----------------------------------------------------------








----------------------------------------------------------
To change the address on your account, please check
the box at right and indicate your new address in the  [ ]
address space above. Please note that changes to the         YES, I(WE) PLAN TO ATTEND THE ANNUAL MEETING. [ ]
registered name(s) on the account may not be submitted
via this method.                                                    INSERT NUMBER ATTENDING: __________
----------------------------------------------------------


Signature of Shareholder _____________ Date: __________ Signature of Shareholder ____________ Date: __________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                               CCFNB BANCORP, INC.
                                      PROXY

              ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 2, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Elaine M. Edwards and Dean
R. Kelchner and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Danville Elks, located on Route 11 between Bloomsburg and Danville, PA, on Wednesday, May 2, 2007 at 10:30 A.M., prevailing time, and at any adjournment or postponement thereof as follows:

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

                                                                           14475